COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 12 – COMMITMENTS AND CONTINGENCIES

From time to time, we may be party to or otherwise involved in legal proceedings arising in the ordinary course of business. Management does not believe that there is any pending or threatened proceeding against us, which, if determined adversely, would have a material adverse effect on our business, results of operations or financial condition, except as described below.

The Company is party to an action filed against us on November 29, 2021 by Green City Growers Cooperative (“Green City Growers”) in the Court of Common Pleas in Cuyahoga County, Ohio. The plaintiff seeks damages of approximately $600,000 for an alleged breach of a supplier agreement. The Company denies the allegations and filed a counterclaim against the plaintiff on January 3, 2022. The Company believes it has meritorious defenses and plans to vigorously defend itself. This action arises from our entry into two agreements with the plaintiff. First, we entered into the Assumption Agreement in May 2021, whereby we assumed a liability of $78,976 that Arch City owed to the plaintiff. Second, also in May 2021, we entered into a supplier agreement with the plaintiff (the “Supply Agreement”), under which we agreed to purchase an aggregate of 6.0 million units of herbs and lettuce that were processed by the plaintiff over a three-year period according to agreed-upon prices. The plaintiff was one of our suppliers of cut basil, sage, rosemary, thyme and parsley during this time. On August 2, 2021, the plaintiff sent a notice to us terminating the Supply Agreement in accordance with its terms. Following the termination of the Supply Agreement, we do not have any written supply agreements with the plaintiff. Management concluded that a loss related to this matter was probable and reasonably estimable as of December 31, 2022. The accrual for the loss contingency totaled $120,000 as of December 31, 2022.

On September 16, 2022, Dennis Rodrigues, a former officer and director, filed a breach of contract claim against us, our Chief Executive Officer, and our Chief Financial Officer in the Superior Court of New Jersey in Warren County (the “New Jersey Matter”). The plaintiff sought damages relating to an alleged breach of contract for services rendered and related claims. We entered into a settlement agreement with the plaintiff and paid an aggregate of $235,000 to settle the New Jersey Matter. On February 9, 2023, this claim was dismissed by the court.

If we settle these claims or the actions are not resolved in our favor, we may suffer reputational damage and incur legal costs, settlements or judgments that exceed the amounts covered by our existing insurance policies. We can provide no assurances that our insurer will insure the legal costs, settlements or judgments we incur in excess of our deductible. If we are unsuccessful in defending ourselves from these claims or if our insurer does not insure us against legal costs we incur in excess of our deductible, the result may materially adversely affect our business, results of operations and financial condition.